SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 26, 2001
                                                         (April 26, 2001)


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                              1-9318              13-2670991
    (State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)                   File Number)        Identification No.)



            777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA    94404
               (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code. (650)312-3000
                 ----------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 - Press Release issued on April 26, 2001 by Franklin Resources, Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRANKLIN RESOURCES, INC.
                                        (Registrant)



Date: April 26, 2001                    /s/ Leslie  M. Kratter
                                        --------------------------
                                        LESLIE M. KRATTER
                                        Senior Vice President



                                    Exhibits


Exhibit 99   Press Release issued on April 26, 2001 by Franklin Resources, Inc.


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